UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240. 14a-12

BERKSHIRE GREY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 29, 2022

Dear Stockholder:

I am pleased to invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Berkshire Grey, Inc (the “Company” or “Berkshire Grey”). The meeting will be held on June 21, 2022 at 10:00 a.m. Eastern Time. Due to the public health concerns about the coronavirus, or COVID-19, and to support the health and well-being of our stockholders, employees and communities, the Annual Meeting will be a virtual meeting, which will be conducted via live webcast.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Internet Availability of Proxy Materials (“Notice of Availability”) and Proxy Statement.

At this Annual Meeting, the agenda includes:

•

the election of two Class I directors, Fiona P. Dias and Serena Wolfe, each for a three-year term and until her successor has been duly elected and qualified, or until her earlier death, resignation or removal;

•	the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

•	the transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Under Securities and Exchange Commission rules, the Company is providing access to the proxy materials for the Annual Meeting to shareholders via the Internet. Accordingly, you can access the proxy materials and vote at www.ProxyVote.com. Instructions for accessing the proxy materials and voting are described below and in the Notice of Availability that you received in the mail.

Your vote is very important. Whether or not you plan to attend the virtual meeting, please carefully review the enclosed proxy statement and then cast your vote, regardless of the number of shares you hold. If you are a stockholder of record, you may vote over the Internet, by telephone, by mail, or, if you request to receive a printed set of the proxy materials, by following the directions on the Notice of Availability. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote virtually if you decide to attend the Annual Meeting. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

We hope that you will join us on June 21, 2022. Your investment and continuing interest in Berkshire Grey are very much appreciated.

Sincerely,

Thomas Wagner

Chief Executive Officer

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

Time	10:00 a.m., Eastern Time

Date	June 21, 2022

Place	Virtual. Details on how to participate are described in the Notice of Availability or by visiting www.ProxyVote.com.

Purposes	•

To elect two Class I Directors nominated by the Board of Directors, Fiona P. Dias and Serena Wolfe, each to serve for a term of three years until the 2025 Annual Meeting of Stockholders, until her successor has been duly elected and qualified, or until her earlier death, resignation or removal;

• To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
• To transact any other business that may properly come before the meeting or any adjournment thereof.

Record Date	The Board of Directors has fixed the close of business on April 25, 2022 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

Virtual Meeting Admission

All stockholders as of the record date, or their duly appointed proxies, may attend the virtual meeting. You will be able to attend the annual meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/BGRY2022 and entering the 16-digit control number included in our Notice of Internet Availability of Proxy Materials being mailed to you separately.

Voting by Proxy

If you are a stockholder of record, please vote via the Internet, telephone or mail by following the instructions on the website indicated in the materials you received in the mail. If your shares are held in street name, you will receive instructions from your broker or other nominee explaining how to vote your shares, and you may also have the choice of instructing the record holder as to the voting of your shares over the Internet or by telephone. Follow the instructions on the voting instruction form you received from your broker or nominee.

By order of the Board of Directors,

Thomas Wagner
Chief Executive Officer

Boston, Massachusetts
April 29, 2022

We first made these proxy materials available to stockholders on or about April 29, 2022. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Berkshire Grey, Inc., 140 South Road, Bedford, Massachusetts 01730, Attention: Vice President, Investor Relations. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are also available on the SEC’s website at www.sec.gov.

Table of Contents

Page
PROXY STATEMENT	6
PROPOSAL NO. 1 – ELECTION OF DIRECTORS	12
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS BERKSHIRE GREY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	17
CORPORATE GOVERNANCE	19
EXECUTIVE AND DIRECTOR COMPENSATION	26
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	36
PRINCIPAL STOCKHOLDERS	38
REPORT OF THE AUDIT COMMITTEE	41
HOUSEHOLDING	42
STOCKHOLDER PROPOSALS	42
OTHER MATTERS	42

BERKSHIRE GREY, INC.

140 South Road

Bedford, MA 01730

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 21, 2022

This proxy statement contains information about the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of Berkshire Grey, Inc., which will be held on June 21, 2022 at 10:00 a.m. Eastern Time. Due to the public health concerns about the coronavirus, or COVID-19, and to support the health and well-being of our stockholders, employees and communities, the Annual Meeting will be a virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/BGRY2022 and entering the 16-digit control number included in our Notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.

In this proxy statement, the terms “Berkshire Grey,” “the Company,” “we,” “us,” and “our” refer to Berkshire Grey, Inc. The term “Business Combination” refers to the business combination pursuant to the Merger Agreement, dated as of February 23, 2021, by and among the Company (f/k/a Revolution Acceleration Acquisition Corp, which we refer to as “RAAC”), Pickup Merger Corp and Berkshire Grey Operating Company, Inc. (f/k/a Berkshire Grey), which we refer to as “Legacy Berkshire Grey.” The mailing address of our principal executive office is Berkshire Grey, Inc., 140 South Road, Bedford, Massachusetts 01730.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2021 available to stockholders on or about April 29, 2022.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of the Company’s initial public offering under the name Revolution Acceleration Acquisition Corp, (b) in which we have total annual gross revenue of at least $1.07 billion or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates equals or exceeds $700 million as of the end of that year’s second fiscal quarter, and (2) the date on which we have issued more than $1.00 billion in non-convertible debt securities during the prior three-year period. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 21, 2022:

This proxy statement and our 2021 Annual Report to Stockholders are available for viewing, printing and downloading at www.ProxyVote.com

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Berkshire Grey, Inc., 140 South Road, Bedford, MA 01730, Attention: Vice President, Investor Relations. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are also available on the SEC’s website at www.sec.gov.

BERKSHIRE GREY, INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 29, 2022, we will begin mailing the Notice of Availability. Our proxy materials, including the Notice of the 2022 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker, bank or other nominee), a voting instruction form, and the 2021 Annual Report to Stockholders, or the 2021 Annual Report, will be made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our proxy materials. Therefore, the Notice of Availability was mailed to holders of record and beneficial owners of our common stock starting on or about April 29, 2022. The Notice of Availability provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2022 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2021 Annual Report, on the website referred to in the Notice of Availability or, alternatively, how to request that a printed copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice of Availability also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice of Availability and our Notice of the 2022 Annual Meeting of Stockholders, and this proxy statement and our 2021 Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in, or considered to be a part of, this proxy statement.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 25, 2022.

How many votes can be cast by all stockholders?

There were 226,967,761 shares of our Class A common stock, par value $0.0001 per share, and 5,750,000 shares of our Class C common stock, par value $0.0001 per share, outstanding on April 25, 2022, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting of the Stockholders on June 21, 2022, or the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 25, 2022.

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•

By Internet. You may vote at www.proxyvote.com 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will be required to enter the control number provided in the Notice of Availability or the proxy card. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time, June 20, 2022.

•

By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903 24 hours a day, seven days a week. You will be required to provide the control number provided in the Notice of Availability or the proxy card. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time, June 20, 2022.

•

By Mail. If you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope.

•

During the Annual Meeting. To vote during the live webcast of the Annual Meeting, visit www.virtualshareholdermeeting.com/BGRY2022. You will be required to enter the 16 digit control number provided in the Notice of Availability or the proxy card.

If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares of Berkshire Grey common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by our board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How can I virtually attend the Annual Meeting?

To attend and participate in the Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/BGRY2022 and enter the 16-digit control number provided in the Notice of Availability and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares.

The live webcast of the Annual Meeting will begin promptly at 10:00 a.m. Eastern Time on June 21, 2022. We encourage stockholders to login to this website and access the webcast before the Annual Meeting’s start time.

Additionally, questions regarding how to attend and participate via the Internet can be answered by following the assistance instructions included at ww.virtualshareholdermeeting.com/BGRY2022.

If you wish to submit a question during the Annual Meeting, follow the onscreen instructions. Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct which will be posted on www.virtualshareholdermeeting.com/BGRY2022 on the day of the Annual Meeting.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (1) following the instructions on the Notice of Availability and submitting a new vote by Internet, telephone or mail using the procedures described in the “How do I Vote?” section above before the applicable deadline, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our corporate secretary. Any written notice of revocation or subsequent proxy card must be received by our corporate secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our corporate secretary or sent to our principal executive offices at Berkshire Grey, Inc., 140 South Road, Bedford, MA 01730, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the voting power of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and “broker non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Third Amended and Restated Certificate of Incorporation, as amended, or certificate of incorporation, or by our bylaws. Abstentions and “broker non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank or other nominee may not vote for this proposal, and those votes will be counted as “broker non-votes.” Proposal No. 2 is considered to be a discretionary item, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you.

Assuming a quorum is present, the directors receiving a plurality of the votes cast in person or by proxy at the meeting will be elected. For purposes of the vote on Proposal No. 2, the affirmative vote of a majority of the votes cast FOR the ratification of the appointment of Grant Thornton LLP as Berkshire Grey’s independent auditor for the year ending December 31, 2022 will be required to so ratify Grant Thornton LLP’s appointment. Shares voting “withheld,” “abstain” or “broker non-votes” will have no effect on the election of directors or the ratification of the appointment of our independent auditor.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice of Availability and our proxy materials and soliciting votes. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2023 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 30, 2022. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 22, 2023.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our board of directors currently consists of six members. In accordance with the terms of our certificate of incorporation, our board of directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire are elected to serve from the time of election and qualification until the third annual meeting following election, or until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal.

Our certificate of incorporation provides that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the of the voting power of all then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors or the removal of a director, may be filled only by the affirmative vote of a majority of the remaining directors then in office.

At the Annual Meeting, two Class I Directors will be elected to serve until the 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Our board of directors has nominated each of Fiona P. Dias and Serena Wolfe as Class I Director for election at the Annual Meeting. Each of the nominees are currently directors, and each has indicated a willingness to continue to serve as a director, if elected.

Our Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates, or the Director Guidelines, and the Nominating and Corporate Governance Committee Charter provide that the value of diversity, inclusive of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation, should be considered in determining director candidates as well as other factors such as a candidate’s character, integrity, judgment, independence, skills, education, expertise, business acumen. length of service on our board, understanding of the Company’s business and industry and other commitments. However, we do not have a formal policy concerning the diversity of the Board.

Information Regarding Director Nominees and Continuing Directors

The following tables set forth certain information with respect to the two nominees for election as Class I Directors at the Annual Meeting and those continuing directors of the Company whose terms expire at the annual meetings of our stockholders in 2023 and 2024.

Class I Director Nominees for Election at the 2022 Annual Meeting:

Name	Age	Position(s) with the Company
Fiona P. Dias	56	Class I Director
Serena Wolfe	42	Class I Director

Fiona P. Dias has served as a member of our board of directors since the closing of the Business Combination. Since 2017, Ms. Dias has served as a member of the board of directors of Qurate Retail, Inc. In addition, since 2013, she has served as a member of the board of directors of Realogy Holdings, Inc. Ms. Dias has previously served on the boards of directors of Advance Auto Parts, Inc. (NYSE: AAP), Home Shopping Network, Inc. and Choice Hotels, Inc (NYSE: CHH). Since 2015, Ms. Dias has served as the Principal Digital Partner of Ryan Retail Consulting. Prior to that, from 2011 to 2014, Ms. Dias was the Chief Strategy Officer at ShopRunner, an e-commerce shopping network. She has also held senior marketing and strategy positions at GSI Commerce, Inc., Circuit City, PepsiCo, Inc. and The Procter & Gamble Company. Ms. Dias has a bachelor’s degree in biochemistry from Harvard University and a master’s degree in business administration from the Stanford Graduate School of Business. Ms. Dias has been nominated to serve on our board of directors for reasons including her extensive board experience in retail companies.

Serena Wolfe has served as a member of our board of directors since the closing of the Business Combination. Since December 2019, Ms. Wolfe has served as Chief Financial Officer of Annaly Capital Management, Inc. Prior to joining Annaly Capital Management, Inc., Ms. Wolfe served as a Partner at Ernst & Young LLP (“EY”) since 2011 and as its Central Region Real Estate Hospitality & Construction (“RHC”) leader from 2017 to November 2019, managing the go-to-market efforts and client relationships across the sector. Ms. Wolfe was previously also EY’s Global RHC Assurance Leader. Ms. Wolfe practiced with EY for over 20 years, including six years with EY Australia and 16 years with the U.S. practice. Ms. Wolfe has served as a director of Doma Holdings, Inc. (NYSE: DOMA) since June 2021. Ms. Wolfe graduated from the University of Queensland with a Bachelor of Commerce in Accounting. She is a Certified Public Accountant in the states of New York, California, Illinois and Pennsylvania. Ms. Wolfe has been nominated to serve on our board of directors for reasons including her deep knowledge of financial accounting and experience advising boards in financial matters.

Continuing Class II Directors – Term Expires in 2023:

Name	Age	Position(s) with the Company
Peter Barris	70	Lead Independent Director and Class II Director
Sven Strohband	48	Class II Director

Peter Barris has served as lead independent director of our board of directors since the closing of the Business Combination, prior to which he had served as a director of Legacy Berkshire Grey since April 2016. From 1999 to 2017, Mr. Barris was the Managing General Partner of New Enterprise Associates (“NEA”), a venture capital firm with over $20 billion of assets under management. Under his leadership, NEA invested in transformative technology companies including CareerBuilder, Tableau, Diapers.com, Groupon, Jet.com, Juniper Networks, Macromedia, Salesforce.com, TiVo, and Workday. Mr. Barris also serves on the board of directors of Groupon, Inc. (Nasdaq: GRPN) and Sprout Social, Inc. (Nasdaq: SPT) and is currently a director of several private companies. Prior to joining NEA, Mr. Barris was President and Chief Operating Officer of Legent Corporation and Senior Vice President of the Systems Software Division of UCCEL Corporation. Earlier, Mr. Barris spent almost a decade at General Electric Company in a variety of management positions, including Vice President and General Manager at GE Information Services. He is Vice-Chair of the Northwestern University Board of Trustees and serves on the board of the In-Q-Tel and The Brookings Institute. Mr. Barris has also served on the Executive Committee of the Board of the National Venture Capital Association and was a founding member of Venture Philanthropy Partners, a philanthropic organization in the Washington, D.C. area. Mr. Barris has a BSEE degree from Northwestern University and an MBA from the Tuck School of Business at Dartmouth. Mr. Barris brings to our board of directors his extensive board experience in technology companies and his knowledge of Berkshire Grey.

Sven Strohband has served as a member of our board of directors since the closing of the Business Combination, prior to which he had served as a director of Legacy Berkshire Grey since since March 2018. From November 2012 to May 2018, Dr. Strohband served as the Chief Technology Officer of Khosla Ventures, and he has been a managing director of Khosla Ventures since May 2018. He has worked on numerous technologies ranging from autonomous robots, automotive LED front lighting, user interface and display technologies and RFID systems. Prior to joining Khosla Ventures, Dr. Strohband spent six years at Mohr Davidow Ventures, where he started as an associate and became the Chief Technology Officer of the firm, leading the firm’s technical diligence process for the infrastructure IT and sustainability practices. Previously, Dr. Strohband was a project manager for the Electronics Research Lab of Volkswagen in Silicon Valley and the lead engineer and project lead for the Stanford racing team’s autonomous car, “Stanley,” which became the foundation for the Google self-driving car project and also won the 2005 DARPA Grand Challenge. Dr. Strohband has served on the board of directors of Rocket Lab USA, Inc. (Nasdaq: RKLB) since August 2013 and on the board of directors of Velo 3D, Inc. (NYSE: VLD) since May 2015. He holds a Bachelor’s of Science degree in mechanical engineering from Purdue University and a Doctor of Philosophy degree in mechanics and computation from Stanford University. Mr. Strohband brings to our board of directors his extensive board experience in technology companies and his knowledge of Berkshire Grey.

Continuing Class III Directors – Term Expires in 2024:

Name	Age	Position(s) with the Company
Thomas Wagner	55	Chief Executive Officer, Chairman, and Class III Director
John K. Delaney	58	Class III Director

Thomas Wagner has served as our Chief Executive Officer and has been chairman of our board of directors since the closing of the Business Combination, prior to which he had served as the Chief Executive Officer and a director of Legacy Berkshire Grey since October 2013. Previously, he served as the Chief Technology Officer of iRobot Corporation, a publicly traded robotics company, from 2008 to 2012. During that period, iRobot was a recognized leader in both high capability robots that operated in defense and industrial settings, robots that operated in the home, and robots that operated in commercial settings and hospitals. Prior to joining iRobot, Dr. Wagner served at the Defense Advanced Research Projects Agency (DARPA), the research and development agency of the U.S. Department of Defense, where he managed programs in artificial intelligence, robotics, logistics, communications, command and control, tele-health, connected devices, and connected intelligent assistants. Earlier in his career, Dr. Wagner served as a principal lead at Honeywell, a professor at the University of Maine and in leadership and advisory roles in small & startup companies. He holds a Ph.D. in artificial intelligence and computer science from the University of Massachusetts Amherst, a M.S. from the University of New Hampshire and a B.S. from Michigan State University. Dr. Wagner brings to our board of directors his knowledge, experience and vision in AI-enabled robotics for fulfillment operations.

John K. Delaney has served as our director since the closing of the Business Combination, prior to which he had served the Chief Executive Officer and a director of RAAC since September 2020. Mr. Delaney is a well-known entrepreneur, executive and public policy expert. From 2013 to 2019, Mr. Delaney served as a member of the U.S. House of Representatives and served on the Financial Services Committee and the Joint Economic Committee. In 2000, he co-founded CapitalSource Inc. (NYSE: CSE), a leading middle market lending business, and from 2000-2011 he served as its Chief Executive Officer and Chairman. From 1993 until its sale to Heller Financial in 1999, Mr. Delaney was the co-founder, Chairman and Chief Executive Officer of HealthCare Financial Partners, Inc. (NYSE: HCF), a provider of commercial financing to small and medium-sized healthcare service companies. Mr. Delaney currently serves as the Executive Chairman of Forbright Bank, a banking and lending company. Mr. Delaney received his undergraduate degree from Columbia University and his juris doctor degree from the Georgetown University Law Center. Mr. Delaney brings to our board of directors his extensive experience and track record in deal making and capital markets and his deep understanding of the U.S. regulatory and policy environment.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the directors receiving a plurality of the votes cast in person or by proxy at the meeting will be elected. You may vote either FOR each nominee or WITHHOLD your vote from each nominee. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The proxies will be voted FOR the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The proposal for the election of directors relates solely to the election of directors nominated by our board of directors.

The board of directors recommends voting “FOR” the election of Fiona P. Dias and Serena Wolfe as the Class I Directors, each to serve for a three-year term ending at the annual meeting of stockholders to be held in 2025 and until her successor has been duly elected and qualified, or until her earlier death, resignation or removal.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors, and sets forth their current positions at Berkshire Grey and their ages as of April 25, 2022.

Name	Age	Position(s) with the Company
Steven Johnson	58	President & Chief Operating Officer
Mark Fidler	51	Chief Financial Officer

Steven Johnson has served as our President and Chief Operating Officer since the closing of the Business Combination, prior to which he had served as the President and Chief Operating Officer of Legacy Berkshire Grey since October 2019. From May 2018 to October 2019, he served as the Chief Commercial Officer of Intelex, a global enterprise software company, which was acquired for $570 million in June 2019 by Industrial Scientific. Prior to joining Intelex, Mr. Johnson served as President and Chief Operating Officer for Vidyard from March 2016 to April 2018, and from 2011 to December 2015 as Chief Revenue Officer for Hootsuite, an enterprise software company used by a number of Fortune 100 companies. Earlier in his career, Mr. Johnson worked for a number of category-creating software companies in the customer-relationship management, database management, total interaction management, and other spaces. He holds an MBA from Northwestern’s Kellogg Business School with an emphasis in Management, Marketing, and International Business and a B.S. in Accounting from Union College.

Mark Fidler has served as our Chief Financial Officer since the closing of the Business Combination, prior to which he had served as the Chief Financial Officer of Legacy Berkshire Grey since September 2020. He has more than 25 years of experience in all aspects of finance and accounting, capital raising, tax, audit and strategic planning. Prior to joining Legacy Berkshire Grey, from 2015 to 2020, he served as Chief Financial Officer and a member of the board of directors of NEC Energy Solutions. Mr. Fidler also served as Chief Financial Officer of ReEnergy Holdings, LLC from 2013 to 2015. Prior to that, from 2011 to 2013, he was the Chief Financial Officer of Ambient Corporation (Nasdaq: AMBT), a leading provider of utility-scale smart grid solutions, where he led the company’s listing on the Nasdaq. Earlier in his career, Mr. Fidler served as the corporate controller and Vice President of Finance at Evergreen Solar, Inc.,

held senior finance roles at the Boston Consulting Group and Hampshire Chemical Corporation, and worked in the audit practice of Coopers & Lybrand. A certified public accountant, Mr. Fidler has a B.S. degree in Accounting from Syracuse University and an MBA from Northeastern University.

PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP

AS BERKSHIRE GREY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

Berkshire Grey’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Grant Thornton LLP as Berkshire Grey’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Grant Thornton LLP has served as Berkshire Grey’s independent registered public accounting firm since 2019.

The audit committee is solely responsible for selecting Berkshire Grey’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint Grant Thornton LLP as Berkshire Grey’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Grant Thornton LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Grant Thornton LLP. If the selection of Grant Thornton LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Berkshire Grey and its stockholders.

A representative of Grant Thornton LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

We incurred the following fees from Grant Thornton LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2021 and 2020.

Fee Category	Fiscal Year 2021 ($)	Fiscal Year 2020 ($)
Audit fees(1)	686,943	439,939
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total Fees	$686,943	$439,939

(1)

Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our Registrations Statements on Form S-4 and Form S-1 and fees related to the Business Combination, including comfort letters and consents.

(2)

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of audits or reviews of our financial statements and were not reported above under “Audit fees”.

(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning.

(4)	There were no other fees for fiscal years 2021 and 2020.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

No services were provided to us by Grant Thornton LLP other than in accordance with the pre-approval policies and procedures described above since the adoption of those policies and procedures in 2021.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast FOR this proposal is required to ratify the appointment of our independent public accountant. Votes that are abstained will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Grant Thornton LLP as Berkshire Grey’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors and as set forth in the Director Guidelines and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board of directors.

•	Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.

•

Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary or our chief executive officer at 140 South Road, Bedford, MA 01730 no later than the close of business on the 120th day prior to the one-year anniversary of the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting and should include the appropriate biographical and background material and other requirements outlined in our Director Guidelines. If our board of directors determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals and nominees.

Director Independence

Our Board of Directors has adopted independence standards that mirror the criteria specified by applicable laws and regulations of the SEC and the Listing Rules of Nasdaq.

Our board of directors has determined that all members of the board of directors, except Thomas Wagner and John K. Delaney, are independent directors, including for purposes of the rules and regulations of the SEC and Nasdaq. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Mr. Wagner is not an independent director under these rules because he is the Chief Executive Officer of the Company, and Mr. Delaney is not an independent director under these rules because he was the Chief Executive Officer of RAAC prior to the Business Combination.

Board Diversity

Although the Board does not have a formal policy regarding diversity and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board, the nominating and corporate governance committee and the full Board are committed to creating a board of directors with diversity, including diversity of expertise, experience, background and gender, and are committed to identifying, recruiting and advancing candidates offering such diversity in future searches. The nominating and corporate governance committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board. Nominees are not discriminated against based on race, color, religion, sex, ancestry, national origin, sexual orientation, disability or any other basis prescribed by law. The nominating and corporate governance committee assesses the effectiveness of this approach as part of its review of the Board’s composition as well as in the course of the Board’s and nominating and corporate governance committee’s self-evaluation.

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. As we pursue future Board recruitment efforts, our nominating and corporate governance committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of the Board in accordance with the committee’s Director Guidelines. This includes seeking out individuals of diverse ethnicities, a balance in terms of gender, and individuals with diverse perspectives informed by other personal and professional experiences.

Board Diversity Matrix (as of April 25, 2022) Total Number of Directors 6
	Female	Male	Non-Binary	Decline to Disclose
Part I: Gender Identity
Number of Directors based on gender identity	2	4	-	-

Part II: Demographic Background
Asian	1	-	-	-
White	1	3	-	-
Did Not Disclose Demographic Background	-	1	-	-

Classification of our Board of Directors

In accordance with our certificate of incorporation, our board of directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire are elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:

•
the Class I directors are Fiona P. Dias and Serena Wolfe, and their terms will expire at our 2022 annual meeting of stockholders;
•
the Class II directors are Peter Barris and Sven Strohband, and their terms will expire at our 2023 annual meeting of stockholders; and
•
the Class III directors are Mr. Delaney and Dr. Wagner and their terms will expire at the 2024 annual meeting of stockholders.

Our certificate of incorporation provides that the authorized number of directors may be changed only by resolution of the board of directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company. Subject to the rights of the holders of any series of preferred stock, any director or the entire board may be removed from office at any time, but only (i) for cause and (ii) by the affirmative vote of holders of not less than two-thirds (2/3) of the voting power of all then outstanding shares of our capital stock entitled to vote in the election of directors.

Board Committees

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, and nominating and corporate governance committee is posted on the corporate governance section of our website, available at www.berkshiregrey.com/investors. The information on our website is not deemed to be incorporated in or to be part of this proxy statement.

The table below shows current membership for each of the standing committees of our board of directors.

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Serena Wolfe*	Peter Barris*	Fiona P. Dias*
Peter Barris	Serena Wolfe	Sven Strohband
Fiona P. Dias

* Denotes committee chair.

Audit Committee

Our audit committee is responsible for, among other things:

•
appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•
discussing with our independent registered public accounting firm their independence from management;
•
reviewing, with our independent registered public accounting firm, the scope and results of their audit;
•
approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•
overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•
reviewing our policies on risk assessment and risk management;
•
reviewing related person transactions; and
•
establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Our audit committee consists of Mr. Barris, Ms. Wolfe and Ms. Dias. Ms. Wolfe serves as the chairperson of the audit committee. Under the Nasdaq listing rules and applicable SEC rules, we are required to have at least three members of the audit committee. The rules of the Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be composed solely of independent directors for audit committee purposes, and each of Mr. Barris, Ms. Wolfe and Ms. Dias qualify as independent directors for audit committee purposes under applicable rules. Each of Mr. Barris, Ms. Wolfe and Ms. Dias, is financially literate and Ms. Wolfe qualifies as an “audit committee financial expert” as defined in applicable SEC rules. During the fiscal year ended December 31, 2021, the audit committee met three times since the close of the Business Combination.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Our compensation committee is responsible for, among other things:

•
reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving, (either alone or, if directed by our board of directors, in conjunction with a majority of the independent members of our board of directors) the compensation of our Chief Executive Officer;
•
overseeing an evaluation of the performance of and reviewing and setting or making recommendations to our board of directors regarding the compensation of our other executive officers;
•
reviewing and approving or making recommendations to our board of directors regarding our incentive compensation and equity-based plans, policies and programs;
•
reviewing and approving all employment agreement and severance arrangements for our executive officers;
•
making recommendations to our board of directors regarding the compensation of our directors; and
•
retaining and overseeing any compensation consultants.

Our compensation committee consists of Mr. Barris and Ms. Wolfe, who are both independent directors. Mr. Barris serves as the chairperson of the compensation committee. During the fiscal year ended December 31, 2021, the compensation committee met two times since the close of the Business Combination.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is responsible for, among other things:

•
identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;
•
overseeing succession planning for our Chief Executive Officer and other executive officers;
•
periodically reviewing our board’s leadership structure and recommending any proposed changes to our board of directors;
•
overseeing an annual evaluation of the effectiveness of our board of directors and its committees; and
•
developing and recommending to our board of directors a set of corporate governance guidelines.

Our nominating and corporate governance committee consist of Ms. Dias and Mr. Strohband, who are both independent directors. Ms. Dias serves as the chairperson of the nominating and corporate governance committee. During the fiscal year ended December 31, 2021, the nominating and corporate governance committee did not meet subsequent to the close of the Business Combination.

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. Our nominating and corporate governance committee is responsible for recommend to the Board the director nominees for election at each annual meeting of stockholder.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Environmental, Social and Governance Matters

Our nominating and corporate governance committee is responsible for periodically reviewing and providing strategic oversight of our environmental, social and governance (“ESG”) programs and public disclosure, including by considering current and emerging ESG trends that may affect our business, operations, performance, or public image, reviewing our strategy related to ESG matters, and making recommendations to our board of directors regarding, or taking action with respect to, such matters. Our commitment to ESG initiatives is evidenced by our corporate policies and procedures, our inclusive company culture and our stated values of honesty, integrity, hard work and service. We are committed to making a positive global impact today and will continue to assess and enhance our ESG strategy and disclosures to meet the needs of our stakeholders moving forward.

Board and Committee Meetings Attendance

The full board of directors met three times during 2021 since the close of the Business Combination. During 2021, since the close of the Business Combination, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting, however directors are encouraged to attend the annual meeting of stockholders to the extent practicable.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits such derivative transactions of our stock by our executive officers, directors and employees.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of business conduct and ethics is posted on our corporate website at www.berkshiregrey.com/investors. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code of business conduct and ethics. The information on any of our websites is not deemed to be incorporated in this prospectus or to be part of this proxy statement.

Compensation Committee Interlocks and Insider Participation

None of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee

Role of Board in Risk Oversight

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to the implementation of our business model, our ability to compete in the markets we serve, our ability to raise financing in the future, potential cyber-attacks and intrusions and the protection of our intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. Our audit committee is also responsible for discussing our policies with respect to risk assessment and risk management.

Communication with the Directors of Berkshire Grey

Any interested party with concerns about our company may report such concerns to the board of directors or the chairperson of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Berkshire Grey, Inc.

140 South Road

Bedford, Massachusetts 01730

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

A copy of any such written communication may also be forwarded to Berkshire Grey’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Berkshire Grey’s legal counsel, with independent advisors, with non-management directors, or with Berkshire Grey’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we may receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Berkshire Grey regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Berkshire Grey has also established a toll-free telephone number for the reporting of such activity, which is (855) 495-2761.

EXECUTIVE AND DIRECTOR COMPENSATION

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for its principal executive officer and its two other most highly compensated executive officers. References in this section to “we”, “our”, “us”, the “Company” and “Berkshire Grey” as of dates prior to the closing of the Business Combination generally refer to Legacy Berkshire Grey.

Executive Compensation

The compensation provided to Berkshire Grey’s named executive officers for the fiscal years ended December 31, 2020 and 2021 is detailed in the Summary Compensation Table and accompanying footnotes and narrative that follow. Berkshire Grey’s named executive officers as of December 31, 2021 are:

•
Thomas Wagner, Berkshire Grey’s Chief Executive Officer;
•
Steven Johnson, Berkshire Grey’s President and Chief Operating Officer; and
•
Mark Fidler, Berkshire Grey’s Chief Financial Officer.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by, or paid to Berkshire Grey’s named executive officers for services rendered to Berkshire Grey’s in all capacities during the fiscal years ended December 31, 2020 and 2021.

Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	Nonqualified deferred compensation earnings	All Other Compensation(3)	Total
Thomas Wagner	2021	$375,000	$—	$—	$—	$169,851	$—	$11,600	$555,350
Chief Executive Officer	2020	341,154	—	—	1,307,300(4)	187,500	—	11,400	1,847,354
Steven Johnson	2021	300,000	—	—	—	135,881	—	8,308	443,308
President and Chief Operating Officer	2020	300,000	—	—	—	150,000	—	6,959	456,959
Mark Fidler	2021	350,000	—	—	—	158,528	—	15,350	522,850
Chief Financial Officer	2020	113,077	58,333(5)	—	1,441,578	—	—	942	1,613,930

(1)
Represents the aggregate grant date fair value of stock option awards computed in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718, rather than an amount paid to or realized by the named executive officer. The value of the grants was determined by application of the Black-Sholes option-pricing model with no discount for estimated forfeitures. The assumptions used for calculating the grant date fair values are set forth in Note 10 to our Consolidated Financial Statements included in our annual report on Form 10-K for the fiscal years ended December 31, 2021.
(2)
Each of Messrs. Wagner, Johnson and Fidler were entitled to receive discretionary bonuses with respect to the achievement of predetermined corporate and individual performance goals based on 2021 performance, as determined by Berkshire Grey’s board of directors.
(3)
The amounts reported represent 401(k) matching contributions made by us.
(4)
Represents the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718, and includes the aggregate grant date fair value of $0 for 500,044 stock options that will vest upon the achievement of performance criteria to be determined by Berkshire Grey’s board of directors, based on probable achievement of such criteria. Assuming maximum achievement, the grant date fair value of the performance-based stock options granted to Dr. Wagner is $0. In accordance with FASB ASC Topic 718, the fair value of these stock options will not be determinable until such criteria are determined. The fair value of these awards is $23.2 million and was determined in July 2021 when the performance criteria for the awards was determined by Berkshire Grey’s board of directors.
(5)
Mr. Fidler’s 2020 bonus was guaranteed as described in his offer letter.

Narrative Disclosure to Summary Compensation Table

The amounts provided above were paid pursuant to the terms of each named executive officer’s employment agreement or offer letter, in each case, as described below.

Thomas Wagner. In October 2013, we entered into an employment agreement with Dr. Wagner, or the “Wagner Employment Agreement,” for the position of Chief Executive Officer. The Wagner Employment Agreement provides for Dr. Wagner’s at-will employment. Dr. Wagner’s current annual base salary is $375,000, which is subject to annual review and increase, and he is eligible for cash bonuses from time to time as determined by Berkshire Grey’s board of directors. Dr. Wagner is eligible to participate in the employee benefit plans available to Berkshire Grey’s employees, subject to the terms of those plans. As a condition to the Wagner Employment Agreement, Dr. Wagner is subject to Berkshire Grey’s Employee Restrictions and Proprietary Information Agreement.

Pursuant to the Wagner Employment Agreement, as amended, in the event that Dr. Wagner’s employment is terminated by Berkshire Grey without “cause” (and other than due to Dr. Wagner’s death or “disability”) (as such terms are defined in the Wagner Employment Agreement), subject to the execution and effectiveness of a general release of claims, he will be entitled to receive six months of base salary and benefits continuation. In addition, Dr. Wagner’s options are subject to full accelerated vesting if Dr. Wagner’s employment is terminated by Berkshire Grey without “cause” (and other than due to Dr. Wagner’s death or “disability”) (as such terms are defined in the Wagner Employment Agreement) within three months preceding or 12 months following certain liquidity events of Berkshire Grey.

Steven Johnson. In October 2019, we entered into an employment agreement with Mr. Johnson, or the “Johnson Employment Agreement,” for the position of President and Chief Operation Officer. The Johnson Employment Agreement provides for Mr. Johnson’s at-will employment. Mr. Johnson’s current annual base salary is $300,000, which is subject to annual review and increase, and he is eligible for an annual bonus with a target amount equal to 50% of his base salary. In addition, pursuant to the Johnson Employment Agreement, Mr. Johnson purchased 1,191,871 restricted Berkshire Grey common shares, or the “Johnson Shares,” with a promissory note and pledge agreement, which note and pledge agreement were satisfied in exchange for vested shares of Berkshire Grey Common Stock prior to the closing of the Business Combination. The Johnson Shares are subject time- and performance-based vesting, such that 50% of the Johnson Shares shall vest over four years, subject to Mr. Johnson’s continued service with Berkshire Grey and the remaining 50% shall vest upon the achievement of certain Berkshire Grey performance conditions.

Mr. Johnson was also eligible for reimbursement by Berkshire Grey of up to $10,000 in attorney’s fees incurred in connection with the negotiation of the Johnson Employment Agreement and is also eligible to participate in the employee benefit plans available to Berkshire Grey employees, subject to the terms of those plans. As a condition to the Johnson Employment Agreement, Mr. Johnson is subject to Berkshire Grey’s Non-Competition, Non-Solicitation, Non-Disclosure and Intellectual Property Agreement.

Pursuant to the Johnson Employment Agreement, in the event that Mr. Johnson’s employment is terminated by Berkshire Grey without “cause” (and other than due to Mr. Johnson’s death or “disability”) or Mr. Johnson resigns for “good reason” (as each terms are defined in the Johnson Employment Agreement) (such termination a “qualifying termination”), subject to the execution and effectiveness of a general release of claims, he will be entitled to receive (i) twelve months of base salary continuation, (ii) a prorated amount of his annual bonus earned during the year of termination, if Berkshire Grey’s board of directors so determines to pay bonuses for such year, (iii) an amount of annual bonus with respect to the year prior to the year of termination, if Berkshire Grey’s board of directors so determines to pay bonuses for such year, he has not yet received payment of the bonus for such prior year and Mr. Johnson’s employment is terminated after December 31 of such year, (iv) subject to the Mr. Johnson’s timely election to continue COBRA health coverage, continued medical coverage, fully paid by Berkshire Grey under Berkshire Grey’s medical plan until the earlier of (A) twelve months following termination or (B) Mr. Johnson’s eligibility for group medical plan benefits under any other employer’s group medical plan, and (v) the Johnson Shares that (i) would have vested over the six-month period following termination and (ii) are subject to time-based vesting conditions only, shall automatically vest.

Pursuant to the Johnson Employment Agreement, if Mr. Johnson undergoes a qualifying termination during the period beginning three months prior to and ending 6 months following a “change of control” (as defined in the Johnson Employment Agreement), he will be eligible to receive (i) a lump sum payment equal to 12 months of his base salary, (ii) a severance bonus in an amount equal to 100% of his target annual bonus for such year, (iii)

an amount of annual bonus with respect to the year prior to the year of termination, if Berkshire Grey’s board of directors so determines to pay bonuses for such year and Mr. Johnson is terminated after December 31 of such year, (iv) subject to Mr. Johnson’s timely election to continue COBRA health coverage, continued medical coverage, fully paid by Berkshire Grey under Berkshire Grey medical plan until the earlier of (A) twelve months following termination or (B) Mr. Johnson’s eligibility for group medical plan benefits under any other employer’s group medical plan, and (v) the automatic vesting acceleration of all equity awards held by him.

In the event of a change of control of Berkshire Grey, which results in Mr. Johnson receiving “parachute payments” within the meaning of Section 280G of the Internal Revenue Code subject to the applicable excise tax, the Johnson Employment Agreement requires that such payments be reduced to avoid the imposition of such excise tax, but only to the extent such reduction results in a better after-tax position to Mr. Johnson.

Mark Fidler. In August 2020, we entered into an offer letter with Mr. Fidler, or the “Fidler Offer Letter,” for the position of Chief Financial Officer. The Fidler Offer Letter provides for Mr. Fidler’s at-will employment. Mr. Fidler’s current annual base salary is $350,000, which is subject to annual review and increase, and he is eligible for an annual bonus with a target amount equal to 50% of his base salary (but, for 2020 only, Mr. Fidler was guaranteed a bonus of $58,333.33). In addition, the Fidler Offer Letter provides for a grant of options to acquire Berkshire Grey Common Stock equal to 1.0% of the shares of common stock as of the date of grant, or the “Fidler Options.” The Fidler Options are subject to time-based vesting conditions such that 25% of the Fidler Options shall vest upon the first anniversary of the date of commencement of employment followed by equal monthly vesting for three years thereafter. Mr. Fidler is eligible to participate in the employee benefit plans available to Berkshire Grey’s employees, subject to the terms of those plans. As a condition to the Fidler Offer Letter, Mr. Fidler is subject to Berkshire Grey’s Confidential/Proprietary Information Agreement.

Pursuant to the Fidler Offer Letter, in the event that Mr. Fidler’s employment is terminated by Berkshire Grey without “cause” or Mr. Fidler resigns for “good reason” (as each term is defined in the Fidler Employment Agreement), subject to the execution and effectiveness of a general release of claims, he will be entitled to receive six months of base salary and benefits continuation. In addition, the Fidler Options are subject to full accelerated vesting if Mr. Fidler’s employment is terminated by Berkshire Grey without cause or he resigns for good reason within three months preceding or 12 months following certain liquidity events of Berkshire Grey.

Outstanding Equity Awards at December 31, 2021

The following table sets forth certain information with respect to outstanding equity awards of Berkshire Grey held by Berkshire Grey’s named executive officers as of December 31, 2021. The market value of the shares in the following table is the fair value of such shares at December 31, 2021.

	Option Awards						Stock Awards

									Number of	Market or
								Market	Unearned	Payout
				Number of				Value of	Shares,	Value of
		Number of	Number of	Securities			Number of Shares or	Shares or	Units or	Unearned
		Securities	Securities	Underlying			Units	Units of	Other	Shares or
		Underlying	Underlying	Unexercised	Option		of Stock That	Stock That	Rights That	Other Rights
		Unexercised	Unexercised	Unearned	Exercise	Option	Have Not	Have Not	Have Not	That Have Not
	Date of	Options (#)	Options (#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Grant	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)(1)	(#)	($)(1)
Thomas Wagner	11/4/2020(2)	636,331	1,399,937	—	1.14	11/4/2030	—	—	—	—
Chief Executive	11/4/2020(3)	206,918	—	413,898	1.14	11/4/2030	—	—	—	—
'Officer	12/9/2020(4)	53,871	161,607	—	1.14	12/9/2030	—	—	—	—
	12/9/2020(5)	772,403	—	1,545,038	1.14	12/9/2030	—	—	—	—
Steven Johnson	10/28/2019(6)	—	—	—	—	—	1,604,966	8,827,313	2,334,418	12,839,646
President and Chief Operating Officer
Mark Fidler	11/4/2020(7)	776,023	1,707,233	—	1.14	11/4/2030	—	—	—	—
Chief Financial Officer

(1)
Market value of unvested shares is based on the closing sale price of the shares as reported on the Nasdaq on December 31, 2021: $5.50.

(2)
The stock option is subject to time-based vesting, such that the stock options vests over four years, commencing on November 4, 2020, with 25% of the award vesting on the first anniversary of such date, followed by equal monthly vesting thereafter. In addition, the stock option is subject to automatic 100% acceleration upon a “change in control” (as defined in the stock option agreement).
(3)
The stock options vest at the discretion of the board of directors for achievement of performance milestones determined by the board of directors. The maximum number of options to acquire shares of stock Dr. Wagner may earn in connection with this award is 620,816. In addition, the stock option is subject to automatic 100% acceleration upon a “change in control” (as defined in the stock option agreement).
(4)
The stock option is subject to time-based vesting, such that the stock options vests over four years, commencing on December 9, 2020, such that 25% of the award vests upon the first anniversary of such date, followed by equal monthly vesting thereafter. In addition, the stock option is subject to automatic 100% acceleration upon a “change in control” (as defined in the stock option agreement).
(5)
The stock options vest at the discretion of the Board for achievement of performance milestones determined by the board of directors. The maximum number of options to acquire shares of stock Dr. Wagner may earn in connection with this award is 2,317,441. In addition, the stock option is subject to automatic 100% acceleration upon a change in control (as defined in the stock option agreement).
(6)
The restricted stock awards are subject to time- and performance-based vesting in equal parts. The time-based vesting portion the restricted stock awards vest over four years, commencing on October 28, 2019, such that 25% of the award vests upon the first anniversary of such date, followed by equal monthly vesting thereafter. The performance-based vesting portion of the awards vests upon the achievement of corporate financial performance criteria.
(7)
The stock option is subject to time-based vesting, such that the stock options vest over four years, commencing on September 1, 2020, such that 25% of the award vests upon the first anniversary of such date, followed by equal monthly vesting thereafter.

Employee Benefits and Equity Compensation Plans

2013 Stock Option and Purchase Plan

Berkshire Grey 2013 Stock Option and Purchase Plan (the “2013 Plan”) was adopted by Berkshire Grey’s board of directors in October 2013, Berkshire Grey’s stockholders in October 2013 and amended and restated in November 2020. The 2013 Plan allows the administrator of the plan to make equity- based incentive awards to Berkshire Grey’s employees, directors, consultants and advisors.

Authorized Shares. Berkshire Grey reserved 10,017,823 shares of Berkshire Grey Common Stock for the issuance of awards under the 2013 Plan, subject to adjustment in the event of a stock split, stock dividend or other change in Berkshire Grey capitalization. The shares issued under the 2013 Plan are either (i) authorized but unissued shares or (ii) treasury shares. The shares of Berkshire Grey Common Stock underlying any awards that are forfeited or reacquired by Berkshire Grey prior to vesting under the 2013 Plan are added back to the shares of common stock available for issuance under the 2013 Plan.

Administration. The 2013 Plan is administered by either Berkshire Grey’s board of directors or a committee as selected by Berkshire Grey’s board of directors, or Administrator. The Administrator has the full power to select, from among the individuals eligible for awards, the individuals to whom awards are granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2013 Plan among other authority.

Eligibility. Persons eligible to participate in the 2013 Plan are those employees, directors, consultants and advisors, as selected from time to time by the Administrator in its discretion.

Options. The 2013 Plan permits the granting of both options to purchase Berkshire Grey Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code and options that do not so qualify. The option exercise price of each option is determined by the Administrator but may not be less than 100% of the fair market value of Berkshire Grey Common Stock on the date of grant unless the option is granted (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Internal

Revenue Code or (ii) to individuals who are not subject to U.S. income tax. The term of each option is fixed by the Administrator and may not exceed 10 years from the date of grant. The Administrator determines at what time or times each option may be exercised.

Other Awards. The Administrator may sell shares of common stock or otherwise award other stock- based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment or other service relationship with Berkshire Grey through a specified vesting period.

Corporate Transactions. The 2013 Plan provides that upon a merger with another entity, sale of all or substantially all of Berkshire Grey’s assets, sale of a majority of the voting power of the stock of Berkshire Grey, then the Administrator may provide for the following: (i) the continuation of all stock options granted under the 2013 Plan (or substitution for equivalent options of the acquiror, as applicable), (ii) upon written notice to the participants of the 2013 Plan, provide that all stock options must be exercised, to the extent exercisable, over the course of a specified period, after which all stock options shall terminate, or (iii) terminate all stock options in exchange for a payment, in either cash or such other form as to be received by the stockholders of Berkshire Grey in such transaction, equal to the excess of the fair market value of the underlying shares subject to the stock options over such stock options’ exercise price with respect to the stock options then exercisable, including with respect to any stock options made fully exercisable by the Administrator in connection with the transaction.

Amendment. Berkshire Grey’s board of directors may amend or discontinue the 2013 Plan or any form of award agreement for the purpose of satisfying changes in law or for any other lawful purpose, at any time. Certain amendments to the 2013 Plan or to the terms of outstanding options or stock appreciation rights will require the approval of Berkshire Grey stockholders.

No additional awards will be made under the 2013 Plan.

2021 Stock Option and Incentive Plan

The 2021 Stock Option and Incentive Plan for Berkshire Grey, Inc. (the “2021 Plan”) was approved at a special meeting of RAAC’s stockholders on July 20, 2021. The 2021 Plan is intended to (i) attract and retain the best available personnel to ensure our success and accomplish our goals; (ii) incentivize employees, directors and independent contractors with long-term equity-based compensation to align their interests with our stockholders, and (iii) promote the success of our business.

Types of Stock Awards. The 2021 Plan permits the grant of incentive stock options, nonstatutory stock options, stock appreciation rights (“SARs”), restricted stock, unrestricted stock, restricted stock units (“RSUs”), dividend equivalent rights and cash-based awards (all such types of awards, collectively, “stock awards”).

Share Reserve. The Company has initially reserved 19,887,747 shares of Class A Common Stock for the issuance of awards under the 2021 Plan. The 2021 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by the lesser of (i) five percent (5%) of the outstanding shares of Class A Common Stock on the last day of the immediately preceding fiscal year and (ii) such lower number of shares, as determined by the 2021 Plan administrator in its discretion (the “Annual Increase”). This limit is subject to adjustment in the event of a stock split, stock dividend or other change in the capitalization of the Company.

Lapsed Awards. The shares underlying any awards under the 2021 Plan and the 2013 Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of stock available for issuance under the 2021 Plan and, to the extent permissible, the shares of stock that may be issued as incentive stock options. Nonetheless, the following shares shall not be added to the shares authorized for grant under the 2021 Plan: (i) shares tendered or held back upon exercise of a stock option or settlement of a stock award to cover the exercise price or tax withholding, and (ii) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR upon exercise thereof. If Berkshire Grey repurchases shares of stock on the open market, such shares shall not be added to the shares of stock available for issuance under the 2021 Plan. The shares available for issuance under the 2021 Plan may be authorized but unissued shares of stock or shares of stock reacquired by Berkshire Grey.

Eligibility. Employees, directors and independent contractors of us or our affiliates are all eligible to participate in the 2021 Plan. Incentive stock options may only be granted to employees. As of December 31, 2021, we have approximately 350 employees, six directors and one independent contractor who are eligible to be granted awards under the 2021 Plan.

Administration. The 2021 Plan is administered by our compensation committee (the “Plan Administrator”). The Plan Administrator may, in its sole discretion, delegate to a committee consisting of one or more officers of the Company, including the chief executive officer, all or part of the Plan Administrator’s authority and duties with respect to granting stock awards to individuals who are (i) not subject to Section 16 of the Exchange Act and (ii) not members of the delegated committee. Such delegation of authority shall include a limitation as to the amount of shares of stock underlying stock awards that may be granted during the period of such delegation and shall additionally contain guidelines as to the determination of the exercise price and vesting criteria, as applicable.

Subject to the terms of the 2021 Plan, the Plan Administrator has the authority, in its discretion, to (i) determine the time or times to grant stock awards under the 2021 Plan; (ii) select the service providers to whom stock awards may be granted under the 2021 Plan; (iii) determine the number of shares to be covered by each stock award granted under the 2021 Plan; (iv) approve forms of stock award agreements for use under the 2021 Plan; (v) determine and modify, from time to time, the terms and conditions, not inconsistent with the terms of the 2021 Plan, of any stock award granted thereunder; (vi) institute and determine the terms and conditions of an exchange program under the terms of the 2021 Plan (subject to stockholder approval); (vii) construe and interpret the terms of the 2021 Plan and stock awards granted pursuant to the 2021 Plan; (viii) decide all disputes arising in connection with the 2021 Plan; (ix) prescribe, amend and rescind rules and regulations relating to the 2021 Plan; (x) modify or amend each stock award (subject to the terms of the 2021 Plan); (xi) supervise the administration of the 2021 Plan; (xii) allow participants to satisfy tax withholding obligations in such manner as prescribed in the 2021 Plan; (xiii) extend at any time the period in which stock options may be exercised (subject to the terms of the 2021 Plan); (xiv) accelerate at any time the exercisability or vesting of all or any portion of any stock award; and (xv) make all other determinations deemed necessary or advisable for administering the 2021 Plan.

Stock Options. Each stock option will be designated in the stock award agreement as either an incentive stock option (which is entitled to potentially favorable tax treatment) or a nonstatutory stock option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the participant during any calendar year exceeds $100,000, such stock options will be treated as nonstatutory stock options. Incentive stock options may only be granted to employees.

The term of each stock option will be stated in the stock award agreement. In the case of an incentive stock option, the term will be 10 years from the date of grant or such shorter term as may be provided in the stock award agreement. Moreover, in the case of an incentive stock option granted to a participant who owns stock representing more than 10% of the total combined voting power of all classes of our stock or the stock of any of our affiliates, the term of the incentive stock option will be 5 years from the date of grant or such shorter term as may be provided in the stock award agreement.

The per share exercise price for the shares to be issued pursuant to exercise of a stock option will be determined by the Plan Administrator, subject to the following: in the case of an incentive stock option (i) granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any of our affiliates, the per share exercise price will be no less than 110% of the fair market value per share on the date of grant; and (ii) granted to any other employee, the per share exercise price will be no less than 100% of the fair market value per share on the date of grant. In the case of a nonstatutory stock option, the per share exercise price will be no less than 100% of the fair market value per share on the date of grant. Notwithstanding the foregoing, stock options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant (i) if such stock option is otherwise compliant with

Section 409A of the Internal Revenue Code, (ii) if the option recipient is not subject to U.S. income tax on the date of grant or (iii) pursuant to a corporate reorganization, liquidation, etc., described in, and in a manner consistent with, Section 424(a) of the Internal Revenue Code.

At the time a stock option is granted, the Plan Administrator will fix the period within which the stock option may be exercised and will determine any conditions that must be satisfied before the stock option may be exercised. The Plan Administrator will also determine the acceptable form of consideration for exercising a stock option, including the method of payment. In the case of an incentive stock option, the Plan Administrator will determine the acceptable form of consideration at the time of grant.

If a participant ceases to be a service provider other than for “Cause” (as defined in the stock award agreement), the participant may exercise his or her stock option within such period of time as is specified in the stock award agreement to the extent that the stock option is vested on the date of termination (but in no event later than the expiration of the term of such stock option). In the absence of a specified time in the stock award agreement, to the extent vested as of a participant’s termination, the stock option will remain exercisable for 12 months following a termination for death or disability (as determined by the Plan Administrator), and three months following a termination for any other reason. Any outstanding stock option (including any vested portion thereof) held by a participant will immediately terminate in its entirety upon the participant being first notified of his or her termination for Cause and the participant will be prohibited from exercising his or her stock option from and after the date of such termination.

Stock Appreciation Rights (SARs). The Plan Administrator will determine the terms and conditions of each SAR, provided that the exercise price for each SAR will be no less than 100% of the fair market value of the underlying shares of Berkshire Grey Class A common stock on the date of grant. Upon exercise of a SAR, a participant will receive payment from us in an amount determined by multiplying the difference between the fair market value of a share on the date of exercise over the exercise price by the number of shares with respect to which the SAR is exercised. SARs are exercisable at the times and on the terms established by the Plan Administrator.

Restricted Stock and RSUs. Restricted stock awards are grants of shares of Berkshire Grey Class A common stock that are subject to various restrictions, including restrictions on transferability and forfeiture provisions. Shares of restricted stock will vest and the restrictions on such shares will lapse in accordance with terms and conditions established by the Plan Administrator. Each RSU is a bookkeeping entry representing an amount equal to the fair market value of one share of Berkshire Grey Class A common stock. Upon meeting the applicable vesting criteria, the participant will be entitled to receive a payout for his or her earned RSUs as determined by the Plan Administrator in the form of cash or shares. In determining whether restricted stock or RSUs should be granted, and/or the vesting schedule for such a stock award, the Plan Administrator may impose whatever conditions on vesting as it determines to be appropriate. During the period of restriction, participants holding restricted stock may exercise full voting rights with respect to such shares, provided, however, that the participant shall not receive any dividends otherwise payable with respect to such restricted stock during the period of restriction if such restrictions relate to the attainment of performance goals, which such dividends shall accrue and become payable upon the attainment of such performance goals. During the vesting period, participants holding RSUs will hold no voting rights by virtue of such RSUs. The Plan Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of RSUs that may be settled in cash, in shares of equivalent value, or in some combination thereof.

Unrestricted Stock Awards. An unrestricted stock award is an award of shares to an eligible person without a purchase price that is not subject to any restrictions. The Plan Administrator will determine the number of shares to be awarded to the participant under an unrestricted stock award.

Outside Director Limitations. Stock awards granted during a single calendar year under the 2021 Plan or otherwise, taken together with any cash compensation paid during such calendar year will not exceed

$750,000 in total value for any non-employee director (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes), provided, however that such limit shall be $1,000,000 in any non-employee director’s first year of service as a non-employee director.

Leaves of Absence/Transfer Between Locations. A participant will not cease to be an employee in the case of (i) any leave of absence approved by the participant’s employer if the employee’s right to reemployment is guaranteed by a statute, contract or by the policy pursuant to which the leave of absence was granted, or if the Plan Administrator otherwise so provides in writing or (ii) transfers between us and any of our affiliates.

Nontransferability of Stock Awards. Unless determined otherwise by the Plan Administrator, a stock award may not be sold, assigned, transferred, or otherwise encumbered or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the Plan Administrator makes a nonstatutory stock option transferable, such stock option will contain such additional terms and conditions as the Plan Administrator deems appropriate provided, however, that in no event may any stock award be transferred for consideration.

Clawback/Recovery. Notwithstanding any provisions to the contrary under the 2021 Plan, a stock award granted under the 2021 Plan will be subject to any clawback policy as may be established and/or amended from time to time by us.

Adjustment. In the event of reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in our capital stock, the outstanding shares of stock are increased or decreased or are exchanged for a different number or kind of shares or other of our securities, or additional shares or new or different shares or other securities of ours or other non-cash assets are distributed with respect to such shares of stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of Berkshire Grey, the outstanding shares of stock are converted into or exchanged for securities of Berkshire Grey or any successor entity (or a parent or subsidiary thereof), the Plan Administrator, in order to prevent dilution, diminution or enlargement of the benefits or potential benefits intended to be made available under the 2021 Plan, will, in such manner as it may deem equitable, adjust the number, kind and class of securities that may be delivered under the 2021 Plan, the number, class, kind and price of securities covered by each outstanding stock award and/or the repurchase or exercise prices (as applicable) of such stock awards; provided that all such adjustments will be made in a manner that does not result in taxation under Section 409A of the Internal Revenue Code.

Corporate Transaction. In the event of (i) a transfer of all or substantially all of our assets on a consolidated bases to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the our outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of our shares of stock to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of Berkshire Grey’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of Berkshire Grey or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from us, each outstanding stock award (vested or unvested) may be assumed, continued or substituted with stock awards of the successor entity, with an appropriate adjustment as to the number and kind of shares and, as applicable, the per share exercise prices, as agreed to by the parties. If such assumption, continuation or substitution does not occur, the 2021 Plan and all stock awards shall terminate and upon such termination, except as otherwise provided in an applicable stock award agreement, all stock awards with time-based vesting conditions shall become fully vested, nonforfeitable and, if applicable, exercisable, as of the effective time of such corporate transaction. In addition, all stock awards with performance-based vesting restrictions may become vested and nonforfeitable in connection with such corporate transaction in the discretion of the Plan Administrator, or as otherwise provided in the applicable stock award agreement. In the event of such termination of the 2021 Plan, Berkshire Grey may provide for (i) the cancellation of such stock options and SARs in exchange for a payment to the participants equal to the excess of (1) the fair market value of the shares subject to such stock options and SARs as of the closing date of such corporate transaction over (2) the exercise price or purchase price paid or to be paid for the shares subject to the stock options or SARs; provided, that, if the exercise price or purchase price for such stock awards equals or exceeds the fair market value of the shares subject to such stock awards, then the stock awards may be terminated without payment or (ii) the opportunity for participants to exercise their stock options or SARs prior to the occurrence of the corporate transaction of any stock options or SARS not exercised prior thereto. In addition, Berkshire Grey may, in its own discretion, make or provide for a payment, in cash or in kind, to the holders of other stock awards (other than stock options or SARs) in an amount equal to the fair market value of the shares subject to such stock awards multiplied by the number of vested shares of stock underlying such stock awards.

Amendment, Termination and Duration of the 2021 Plan. The 2021 Plan will continue in effect for a term of 10 years measured from July 21, 2021, the date of the closing of the Business Combination, unless terminated earlier under the terms of the 2021 Plan. The Plan Administrator may at any time amend, alter, suspend or terminate the 2021 Plan.

Employee Benefit Plans

Berkshire Grey’s named executive officers are eligible to participate in Berkshire Grey’s employee benefit plans, including Berkshire Grey’s medical, dental, vision, group life and accidental death and dismemberment insurance plans, in each case, on the same basis as all of Berkshire Grey’s other employees. Berkshire Grey also maintains a 401(k) plan for the benefit of its eligible employees, including the named executive officers, as discussed in the section “ 401(k) plan.”

401(k) Plan

Berkshire Grey maintains a 401(k) retirement savings plan, or the 401(k) Plan, that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Under the 401(k) Plan, eligible employees may defer eligible compensation subject to applicable annual contribution limits imposed by the Internal Revenue Service. Berkshire Grey’s employees’ pre-tax contributions are allocated to each participant’s individual account and participants are immediately and fully vested in their contributions. The 401(k) Plan is intended to be qualified under Section 401(a) of the Internal Revenue Code with the 401(k) Plan’s related trust intended to be tax exempt under Section 501(a) of the Internal Revenue Code. Berkshire Grey makes matching contributions to eligible participants equal to the first 4% of the participants’ contributions.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of Berkshire Grey’s board of directors during the year ended December 31, 2021. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of Berkshire Grey’s board of directors in 2021 for their services as members of the board of directors.

	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)(1)	($)	($)	($)	($)	($)
Peter Barris	36,250	495,000	—	—	—	—	531,250
John Delaney	—	—	—	—	—	—	—
Fiona Dias	32,500	495,000	—	—	—	—	527,500
Sven Strohband	—	—	—	—	—	—	—
Serena Wolfe	38,750	495,000	—	—	—	—	533,750

(1)
Amounts shown reflect the full grant date fair value on the date of grant calculated in accordance with FASB ASC Topic 718 of shares of our Class A common stock granted to the directors in 2021. As of December 31, 2021 Mr. Barris, Ms. Dias, and Ms. Wolfe each had 61,433 restricted stock units outstanding.

Our board of directors has adopted a director compensation program that entitles our non-employee directors to a cash retainer for service on the board of directors and for service on each committee on which the director is a member. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on our board of directors. The fees payable to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member was as follows for the year ended December 31, 2021:

	Member Annual Fee	Committee Chair Annual Fee
Board of Directors	$40,000	$—
Audit Committee	$10,000	$20,000
Compensation Committee	$7,500	$15,000
Nominating and Corporate Governance Committee	$5,000	$10,000

In addition, our director compensation program entitled each director to an annual grant of restricted stock units. The annual grant had a grant date fair value equal to $165,000 and will vest one year from the grant date. The initial grant upon adoption of the director compensation program had a grant date fair value equal to $330,000 for the year ended December 31, 2021 and will vest quarterly over a three- year period following the grant date.

We also plan to continue to reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our board of directors and any committee of our board of directors on which he or she serves.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Sponsor Support Agreement

On February 23, 2021, in connection with and concurrently with the execution of the Merger Agreement, RAAC and Legacy Berkshire Grey entered into an amended and restated letter agreement (the “Sponsor Support Agreement”) with each of the Sponsor, RAAC’s officers and directors and holders of RAAC’s Class B common stock and Class C common stock, which amended and restated the prior letter agreement between such parties (other than Legacy Berkshire Grey), dated December 7, 2020. Pursuant to the Sponsor Support Agreement, among other things, the parties thereto agreed to (i) vote all of the shares of RAAC common stock beneficially owned or held by such parties in favor of the Business Combination and certain related matters, (ii) vote all of the shares of RAAC common stock beneficially owned or held by such parties against certain other actions, including (A) any action reasonably expected to impede or result in the breach of any provision of the Merger Agreement and (B) any business combination or change in capitalization other than with respect to the Business Combination, (iii) waive anti-dilution rights provided in the RAAC charter with respect to their founder shares and alignment shares and waive their right to convert working capital loans to RAAC into warrants and (iv) not redeem or tender any of their shares of RAAC common stock in connection with any such vote as described in clauses (i) or (ii) or in connection with any vote to amend the RAAC charter.

Amended and Restated Registration Rights Agreement

In connection with the Closing, on July 21, 2021, we entered into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”) with RAAC Management LLC, a Delaware limited liability company (the “Sponsor”) and certain other investors party thereto (collectively, with each other person who has executed and delivered a joinder thereto, the “RRA Parties”), including certain former holders of Legacy Berkshire Grey securities (the “BG RRA Parties”), pursuant to which the RRA Parties are entitled to registration rights in respect of certain shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and certain other of our equity securities that are held by the RRA Parties from time to time. This includes the shares of Class A Common Stock underlying the shares of Class C common stock, par value $0.0001 per share (the “Class C Common Stock”). The A&R Registration Rights Agreement provides that we would, (i) within 30 calendar days after the consummation of the Business Combination, submit to or file with the SEC (at our sole cost and expense) a registration statement registering the resale of certain shares of the Class A Common Stock and certain other of our equity securities held by the RRA Parties (the “Resale Registration Statement”), and (ii) use our reasonable best efforts to have the Resale Registration Statement declared effective by the SEC as soon as practicable after the filing thereof, but no later than the earlier of (x) the 90th calendar day following the filing date if the SEC notifies us that it will “review” the Resale Registration Statement and (y) the 10th business day after the date we are notified by the SEC that the Resale Registration Statement will not be “reviewed” or will not be subject to further review.

The A&R Registration Rights Agreement grants each of the RRA Parties and their respective permitted transferees certain demand registration rights in connection with an underwritten shelf takedown offering, in each case subject to certain offering thresholds, issuer suspension periods and certain other conditions. In addition, the A&R Registration Rights Agreement grants the RRA Parties “piggyback” registration rights, subject to customary underwriter cutbacks, issuer suspension periods and certain other conditions.

These registration rights are subject to certain customary limitations, including the right of the underwriters to limit the number of securities to be included in an underwritten offering and our right to delay or withdraw a registration statement under certain circumstances. The A&R Registration Rights Agreement includes customary indemnification provisions. The Company will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the terms of the A&R Registration Rights Agreement, including the fees of legal counsel selected by the majority-in-interest of RRA Parties initiating a demand registration right (not to exceed $75,000 without our consent). The A&R Registration Rights Agreement also provides for a lock-up on registrable securities held by the BG RRA Parties so that such BG RRA Parties may not transfer such shares, except to certain permitted transferees, for 180 days following the Closing.

The A&R Registration Rights Agreement will terminate on the earlier of (i) July 21, 2031 or (ii) with respect to any party thereto, on the date that such party no longer holds any registrable securities.

Indemnification Agreement

On July 21, 2021, we entered into indemnification agreements with each of our directors and executive officers. Each indemnification agreement provides for indemnification and advancements by Berkshire Grey of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to Berkshire Grey or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

Procedures with Respect to Review and Approval of Related Person Transactions

Our board of directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests (or the perception thereof). Our board of directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on the Nasdaq. Under the policy, our legal department will be primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If the legal department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our general counsel will be required to present to the audit committee of our board of directors all relevant facts and circumstances relating to the related person transaction. Our audit committee will be required to review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our code of business conduct and ethics, and either approve or disapprove the related person transaction. If advance audit committee approval of a related person transaction requiring the audit committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the audit committee, subject to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then, upon such recognition, the transaction will be presented to the audit committee for ratification at the audit committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the audit committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director will be permitted to participate in approval of a related person transaction for which he or she is a related person.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 25, 2022 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially owner of greater-than-5.0% of our common stock.

The beneficial ownership of our common stock is based on 226,967,761 shares of our Class A Common Stock and 5,750,000 shares of our class C common stock outstanding as of April 25, 2022.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 25, 2022 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, we believe that the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.

	Class A Common Stock		Class C Common Stock(2)
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage of Class Outstanding	Number of Shares	Percentage of Class
5% Holders (Other than Directors and Named Executive Officer)
RAAC Management (the Sponsor)(3)	3,735,333	1.65%	5,628,000	97.88%
Entities Affiliated with Khosla Ventures(4)	56,567,914	24.92%	—	—
New Enterprise Associates 15, L.P.(5)	38,183,023	16.84%	—	—
Canaan X, L.P.(6)	14,302,523	6.30%	—	—
SVF II BG (DE) LLC(7)	65,567,317	28.89%	—	—
Directors and Named Executive Officers
Thomas Wagner(8)	7,458,625	3.29%	—	—
Steve Johnson(9)	5,979,435	2.63%	—	—
Mark Fidler(10)	1,034,694	*	—	—
Peter Barris(11)	10,841	*	—	—
Sven Strohband(4)	56,567,914	24.92%	—	—
Fiona P. Dias	10,841	*	—	—
Serena Wolfe	10,841	*	—	—
John K. Delaney(3)	3,735,333	1.65%	5,628,000	97.88%
All current directors and executive officers as a group (8 individuals)	74,808,524	32.96%	5,628,000	97.88%

* Less than 1%.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Berkshire Grey, Inc., 140 South Road, Bedford, Massachusetts 01730.

(2)
The shares of Class C common stock will automatically convert into shares of Class A Common Stock upon the earlier of (i) meeting certain stock price performance thresholds, and (ii) the date on which we complete a merger, stock exchange, reorganization or other similar transaction that results in both a change of control and all of the public stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property, in each case, on a one-for-one basis, subject to adjustment. All shares of Class C common stock will be forfeited if not converted to shares of Class A Common Stock after nine years.
(3)
RAAC Management LLC, the Sponsor, is the record holder of the 3,735,333 shares of Class A Common Stock and the 5,628,000 shares of Class C common stock reported herein. The members of the Sponsor are Acceleration Capital Management LLC (“ACM”) and Revolution Special Opportunities LLC (“RSO”). John K. Delaney is the managing member of ACM. The members of the Sponsor elect and remove its managers. By virtue of control over our sponsor, Mr. Delaney may be deemed to beneficially own shares held by our sponsor.
(4)
Consists of (a) 33,981,955 shares held by Khosla Ventures Seed B, LP, (b) 1,928,958 shares held by Khosla Ventures Seed B (CF), LP, and (c) 20,657,001 shares held by Khosla Ventures V, LP. As the managing member of these entities (the “Khosla Entities”), Vinod Khosla may be deemed to have beneficial ownership with respect to these shares. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares, except to the extent of their actual pecuniary interest therein. The address for the Khosla Entities is 2128 Sand Hill Road, Menlo Park, CA 94025. Information regarding the Khosla Entities is based solely on a Schedule 13D filed by the Khosla Entities with the SEC on August 2, 2021.
(5)
Consists of 38,183,023 shares held by New Enterprise Associates 15, L.P. (“NEA 15”). The shares are indirectly held by NEA Partners 15, L.P. (“NEA Partners 15”), which is the sole general partner of NEA 15, and NEA 15 GP, LLC (“NEA 15 LLC”), which is the sole general partner of NEA Partners 15. Forest Baskett, Anthony A. Florence, Jr., Mohamad H. Makhzoumi, Joshua Makower, Scott D. Sandell and Peter W. Sonsini are the managers of NEA 15 LLC. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares, except to the extent of their actual pecuniary interest therein. NEA 15’s address is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093. Information regarding NEA 15 is based solely on a Schedule 13D filed by NEA 15 with the SEC on August 16, 2021.
(6)
Consists of 14,302,523 shares of Class A Common Stock held by Canaan X, L.P. Guy M. Russo is the member/manager at Canaan Partners X, LLC, the general partner of Canaan X, L.P., and may be deemed to have beneficial ownership with respect to these shares. The address for this entity is 285 Riverside Avenue, Suite 250, Westport, CT 06880. Information regarding Canaan X, L.P. is based solely on a Schedule 13G filed by Canaan X, L.P. with the SEC on August 2, 2021.
(7)
Consists of 65,567,317 shares held by SVF II BG (DE) LLC (“SVF II”). Entities affiliated with SVF II BG (DE) LLC, whose shares are aggregated for the purposes of reporting ownership information, include SVF II BG (DE) LLC, SVF II Holdings (DE) LLC, SVF II Aggregator (Jersey) L.P., SoftBank Vision Fund II-2 L.P. and SB Global Advisers Limited. SB Global Advisers Limited has been appointed as manager and is exclusively responsible for making all final decisions related to the acquisition, structuring, financing and disposal of SoftBank Vision Fund II-2 L.P.’s investments, including as held by SVF II BG (DE) LLC. The directors of SB Global Advisers Limited are Spencer Collins, Rajeev Misra, and Neil Hadley. The business address of SVF II BG (DE) LLC is 251 Little Falls Drive, Wilmington, DE 19808. Information regarding SVF II is based solely on a Schedule 13D filed by SVF II with the SEC on September 23, 2021.
(8)
Consists of 4,709,752 shares and 2,748,873 stock options that will vest within 60 days of April 25, 2022 held directly by Dr. Wagner.
(9)
Includes 2,477,804 shares of restricted stock subject to time-based vesting and 3,498,631 shares of restricted stock subject to performance-based vesting.
(10)
Consists of 982,961 stock options that will vest within 60 days of April 25, 2022 held directly by Mr. Fidler.
(11)
Excludes the shares referenced in footnote (5) above because, while Mr. Barris is the Chairman at New Enterprise Associates, Mr. Barris does not have voting or dispositive power over any of the shares directly held by NEA 15 or Ven 2016 referenced in footnote (5) above.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Our officers and directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations from our executive officers and directors that no other reports were required during the fiscal year ended December 31, 2021, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent beneficial owners were satisfied on a timely basis, with the exception of the Form 3 filed on September 23, 2021 by ten percent beneficial owners SVF II BG (DE) LLC, SVF II Aggregator (Jersey) L.P., SoftBank Vision Fund II-2 L.P., SB Global Advisers Limited and SVF II BG (DE) LLC.

REPORT OF THE AUDIT COMMITTEE

The members of the audit committee of the board of directors of Berkshire Grey, Inc. submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2021 as follows:

1.
The audit committee has reviewed and discussed with management the audited financial statements for Berkshire Grey, Inc. for the fiscal year ended December 31, 2021.
2.
The audit committee has discussed with representatives of Grant Thornton LLP the matters required to be discussed with the audit committee by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
3.
The audit committee has received the written disclosures and the letter from the independent accountant required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

The audit committee operates pursuant to a charter that was approved by our board of directors. A copy of the Audit Committee Charter is available in the Investors section of our website at www.berkshiregrey.com/investors under the heading “Governance.”

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF BERKSHIRE GREY, INC.:
Serena Wolfe, Chairperson
Peter Barris
Fiona P. Dias

April 29, 2022

The information in the Report of the Audit Committee shall not be considered “soliciting material” or “filed” with the SEC, nor shall this information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company incorporated it by specific reference.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Broadridge Financial Solutions, Inc. in writing at: Attn: Householding Department, 51 Mercedes Way, Edgewood, NY 11717; or by telephone: (866) 540-7095. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our proxy statement for our 2023 Annual Meeting must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 30, 2022. However, if the date of the 2023 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Berkshire Grey, Inc., 140 South Road, Bedford, MA 01730, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not later than the close of business on the later of (A) the 90th day prior to such annual meeting or (B) the tenth day following the day on which public announcement of the date of such annual meeting was made. Assuming the 2023 Annual Meeting is not advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the 2022 Annual Meeting, for stockholder proposals to be brought before the 2023 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 21, 2023 and no later than March 23, 2023. Stockholder proposals and the required notice should be addressed to Berkshire Grey, Inc., 140 South Road, Bedford, MA 01730, Attention: Corporate Secretary. To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 22, 2023.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

O VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE 0 0 0 0 0 0 0 0000571069_1 R1.0.0.24 BERKSHIRE GREY, INC. 140 SOUTH ROAD BEDFORD, MA 01730 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 20, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BGRY2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 20, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: 1. Election of two (2) Class I Directors Nominees For Withhold 1a. Fiona P. Dias 1b. Serena Wolfe The Board of Directors recommends you vote FOR proposal 2: For Against Abstain 2. Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com Berkshire Grey, Inc. Annual Meeting of Shareholders June 21, 2022 10:00 AM EDT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Thomas Wagner, Mark Fidler and Christian Ehrbar, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Class A/Class C) common stock of Berkshire Grey, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held on June 21, 2022 at 10:00 AM EDT, virtually at www.virtualshareholdermeeting.com/BGRY2022, and any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote on such other matters that are properly brought by or at the direction of the board of directors before the Annual Meeting and at any adjournments or postponements thereof, including whether or not to adjourn the Annual Meeting. This proxy also confers discretionary authority on the proxies to vote with respect to the election of any individual for director where one or more nominees are unable to serve, or for good cause will not serve, and with respect to matters incidental to the conduct of the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000571069_2 R1.0.0.24